BLACKROCK FUNDS III
BlackRock LifePath® Dynamic Retirement Fund
BlackRock LifePath® Dynamic 2030 Fund
BlackRock LifePath® Dynamic 2035 Fund
BlackRock LifePath® Dynamic 2040 Fund
BlackRock LifePath® Dynamic 2045 Fund
BlackRock LifePath® Dynamic 2050 Fund
BlackRock LifePath® Dynamic 2055 Fund
BlackRock LifePath® Dynamic 2060 Fund
BlackRock LifePath® Dynamic 2065 Fund
BlackRock LifePath® Dynamic 2070 Fund
(each, a “Fund” and collectively, the “Funds”)
Supplement dated September 29, 2026 to the Prospectuses of each Fund, each dated April 30, 2026, as amended or supplemented to date (the “Prospectuses”)
On September 15, 2026, the Board of Trustees of the Funds approved the formation of Cayman Islands subsidiaries for the Funds that invest primarily in certain commodity-related instruments.
Effective immediately, the following changes are made to the Prospectuses, as applicable:
The section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock LifePath® Dynamic Retirement Fund — Principal Investment Strategies of the Fund” is hereby deleted in its entirety and replaced with the following:
LifePath Dynamic Retirement Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives and commodity-related instruments in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open‑end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path. In addition, the Fund may make allocations to currency exposure, commodity-related investments and money market funds that are not allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index. Because the Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the Fund’s risk profile.
Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies.
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles, such as exchange-traded funds, that invest in commodities and are designed to provide investment exposure to physical commodities. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets, inclusive of leverage, in BlackRock Cayman LifePath Dynamic Retirement Fund, Ltd. (the “Dynamic Retirement Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. Allocations to the Dynamic Retirement Subsidiary will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path. The Dynamic Retirement Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Dynamic Retirement Subsidiary’s derivative positions. The Dynamic Retirement Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Dynamic Retirement Subsidiary is otherwise subject to the same fundamental, non‑fundamental and certain other investment restrictions as the Fund.
The section of the Prospectuses for each of BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2050 Fund, BlackRock LifePath® Dynamic 2055 Fund, BlackRock LifePath® Dynamic 2060 Fund, BlackRock LifePath® Dynamic 2065 Fund, and BlackRock LifePath® Dynamic 2070 Fund entitled “Fund Overview — Key Facts About [the Fund] — Principal Investment Strategies of the Fund” is hereby deleted in its entirety and replaced with the following:
[The Fund] allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives and commodity-related instruments in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open‑end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. The Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to the Fund’s equity or fixed income allocations for the purposes of the glide path. In addition, the Fund may make allocations to currency exposure, commodity-related investments and money market funds that are not allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
The Fund is designed for investors expecting to retire or to begin withdrawing assets around the year [year]. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for the Fund and to determine the Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Certain Underlying Funds may invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.
Under normal circumstances, the asset allocation between equity and fixed income assets will change over time according to a “glide path” as the Fund approaches its target date. The glide path below represents the shifting of these two asset classes over time. As the glide path shows, the Fund’s asset mix between equity and fixed income assets becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of the Fund, which may be a primary source of income after retirement.
The following chart illustrates the glide path — the target allocation to the equity asset class as the Fund approaches its target date.

Equity & equity-like allocation (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
45
40
35
30
25
20
15
10
5
0
Retirement/Terminal
Years to Retirement

The following table lists the target allocations to equity and fixed income asset classes (each as a percentage of the Fund’s net assets) by years until retirement:

Years Until Retirement	Equity Funds (Includes REITs)I	Fixed‑Income Funds[1]
45	99%	1%
40	99%	1%
35	99%	1%
30	99%	1%
25	96%	4%
20	90%	10%
15	81%	19%
10	71%	29%
5	59%	41%
0	40%	60%

[1]
BFA may adjust the allocation to equity and fixed-income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

The table shown above depicts only the asset allocation between equity and fixed income investments. The Fund may also invest in Tactical Allocation Underlying Funds, which will not be allocated towards the equity and fixed income percentages listed for the glide path. The Fund’s investment in money market funds and commodity-related instruments also will not be allocated towards the equity and fixed income percentages listed for the glide path. This means that in considering the glide path, you should understand that it is not a complete representation of the Fund’s portfolio. It shows only how the Fund generally allocates assets between equity and fixed income investments as a percentage of the Fund’s net assets, and notwithstanding that it shows figures that add up to 100%, it does not account for the Fund’s investments in other asset classes (which can include Tactical Allocation Underlying Funds, currency exposure, commodity-related instruments or money market funds, as noted above).
The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of the Fund, and determine whether any changes are required to enable the Fund to achieve its investment objective.
Although the asset allocation targets among equity and fixed income assets listed for the glide path (each as a percentage of the Fund’s net assets) are general, long-term targets, BFA may adjust the allocation to equity and fixed income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective. Investments in equity and fixed income Underlying Funds will be allocated towards the equity and fixed income percentages based on their classification.
BFA’s second step in the structuring of the Fund is the selection of the Underlying Funds, derivatives and commodity-related instruments. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income, Tactical Allocation or money market funds and a brief description of their investment objectives and primary investment strategies. The specific derivatives selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Fund. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non‑investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Fund, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets, inclusive of leverage, in [Cayman Subsidiary] (the “[Cayman Subsidiary]”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The [Cayman Subsidiary] may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the [Cayman Subsidiary’s] derivative positions. The [Cayman Subsidiary] (unlike the Fund) may invest without limitation in commodity-related instruments. However, the [Cayman Subsidiary] is otherwise subject to the same fundamental, non‑fundamental and certain other investment restrictions as the Fund.
The section of the Prospectuses for each of BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2050 Fund, BlackRock LifePath® Dynamic 2055 Fund, BlackRock LifePath® Dynamic 2060 Fund, BlackRock LifePath® Dynamic 2065 Fund, and BlackRock LifePath® Dynamic 2070 Fund entitled “Fund Overview — Key Facts About [the Fund] — Principal Risks of Investing in the Fund — Principal Risks of the Fund’s Investment Strategies” is amended to add the following:

•
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•
Subsidiary Risk — By investing in the [Cayman Subsidiary], the Fund is indirectly exposed to the risks associated with the [Cayman Subsidiary’s] investments. The commodity-related instruments held by the [Cayman Subsidiary] are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the [Cayman Subsidiary] will be achieved. [Cayman Subsidiary] is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the [Cayman Subsidiary], and the Fund and the [Cayman Subsidiary] are both managed by BlackRock, making it unlikely that the [Cayman Subsidiary] will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the [Cayman Subsidiary], and the Fund’s role as sole shareholder of the [Cayman Subsidiary]. The [Cayman Subsidiary] is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the [Cayman Subsidiary] may invest without limitation in commodity-related instruments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the [Cayman Subsidiary] to operate as described in this prospectus and the SAI and could adversely affect the Fund.

The section of the Prospectuses entitled “Details About the Funds — A Further Discussion of the Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:
Each Fund allocates and reallocates its assets among a combination of equity, bond, multi-asset and money market funds (the “Underlying Funds”) and derivatives and commodity-related instruments in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Funds intend to invest primarily in affiliated open‑end funds and affiliated exchange-traded funds (“ETFs”), some of which may be index funds.
The Funds with longer time horizons invest a greater portion of their assets in equity Underlying Funds and equity related derivatives, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of loss. The Funds with shorter time horizons invest a greater portion of their assets in fixed income Underlying Funds, fixed income related derivatives and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the Funds with shorter time horizons have lower expected returns than the Funds with longer time horizons. In addition, each Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the Funds’ combined Statement of Additional Information (“SAI”).
As each Fund approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a Fund as it approaches its time horizon.
For example, LifePath Dynamic Retirement Fund has entered its “retirement phase” and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BlackRock Fund Advisors (“BFA”) believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, almost all of LifePath Dynamic Retirement Fund’s assets will continue to be allocated to Underlying Funds that are equity and bond funds.
In determining the allocation of assets, BFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations. The allocations are periodically monitored and adjusted in an effort to maximize expected return for a given level of risk. In addition, the allocations of each Fund are rebalanced on a quarterly basis to reflect the Fund’s asset allocation to more conservative asset classes as it approaches its target date.
In managing the Funds, BFA focuses on long-term targets and objectives. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in equity securities of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts (“REITs”), infrastructure companies, foreign securities, emerging market securities, below investment-grade bonds, commodity-related instruments and derivatives, which are subject to additional risks, as described in the “Details About the Funds — A Further Discussion of Risk Factors” section of this prospectus and/or the “Investment Risks and Considerations” section of the SAI.

Each Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). Each Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Each Fund may use derivatives as a substitute for taking a position in an Underlying Fund and/or as part of a strategy to reduce exposure to certain risks. Each Fund may also use derivatives to enhance return, in which case their use may involve leveraging risk. Derivatives generally will increase or decrease the Fund’s equity or fixed income allocations for purposes of the glide path by the notional amount of such derivatives, except that derivatives used to manage currency exposure will not be allocated to the Fund’s equity or fixed income allocations for purposes of the glide path.
Each Fund may invest up to 10% of its net assets in Underlying Funds that are multi-asset funds designed to have a lower correlation to traditional assets such as equities or fixed income (such Underlying Funds, “Tactical Allocation Underlying Funds”). The allocation to such Tactical Allocation Underlying Funds is designed to seek to improve overall portfolio diversification and enhance returns. Allocations to such Tactical Allocation Underlying Funds will not be allocated to each Fund’s equity or fixed income allocations for the purposes of the glide path. In addition, each Fund may make allocations to currency exposure, commodity-related investments and money market funds that are not allocated to each Fund’s equity or fixed-income allocations for purposes of the glide path.
Within the prescribed percentage allocations to equity and fixed income, BFA seeks to diversify the Funds. The equity allocation may be further diversified by style (including both value and growth funds and issuers), market capitalization (including large cap, mid cap, small cap and emerging growth funds and issuers), region (including domestic and international (including emerging market) funds and issuers) or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non‑investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. Though BFA seeks to diversify the Funds, certain Underlying Funds may concentrate their investments in specific sectors or geographic regions or countries. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment. The Funds and certain Underlying Funds may also lend securities with a value up to 33 1/3% of their respective total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
When a Fund reaches its stated time horizon and enters its most conservative phase, the allocation of its assets is expected to be similar to that of LifePath Dynamic Retirement Fund. Such Fund and LifePath Dynamic Retirement Fund may then continue to operate as separate funds or, subject to approval by the Trust’s Board of Trustees (the “Board”), they may be merged into a single fund.
The Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest in commodities and are designed to provide investment exposure to physical commodities.
The Funds may also gain exposure to commodity markets through their investments in their respective subsidiaries (collectively, the “Subsidiaries”). The Subsidiaries invest primarily in commodity-related instruments. BlackRock is the manager of the Subsidiaries. The Subsidiaries (unlike the Funds) may invest without limitation in commodity-related instruments. The Subsidiaries may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiaries’ derivative positions. However, the Subsidiaries are otherwise subject to the same fundamental, non‑fundamental and certain other investment restrictions as the Funds. The Funds will limit their investments in their respective Subsidiaries to 25% of their total assets, inclusive of leverage. Allocations to such Subsidiaries will not be allocated to each Fund’s equity or fixed income allocations for the purposes of the glide path.

The Subsidiaries are managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Funds. As a result, BlackRock, in managing the Subsidiaries’ portfolios, is subject to the same investment policies and restrictions that apply to the management of the Funds, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiaries’ portfolio investments and shares of the Subsidiaries. These policies and restrictions are described in detail in the SAI. The Funds and Subsidiaries test for compliance with certain investment restrictions on a consolidated basis.
BlackRock provides investment management and other services to the Subsidiaries pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). BlackRock does not receive separate compensation from the Subsidiaries for providing them with investment management services pursuant to the Subsidiary Management Agreement. However, the Funds pay BlackRock based on the Funds’ assets, including the assets invested in the Subsidiaries. BlackRock has entered into sub‑advisory agreements with each of BlackRock International Limited and BlackRock (Singapore) Limited with respect to the Subsidiaries. The Subsidiaries will also enter into separate contracts for the provision of custody, accounting agent and audit services with the same or with affiliates of the same service providers that provide those services to the Funds.
The financial statements of the Subsidiaries will be consolidated with the Funds’ financial statements in the Funds’ Annual and Semi-Annual Financial Statements and Additional Information. The Funds’ Annual and Semi-Annual Financial Statements and Additional Information are filed with the SEC on Form N‑CSR and are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiaries.
The section of the Prospectuses entitled “Details About the Funds — A Further Discussion of the Principal Investment Strategies — Other Strategies Applicable to the Funds — Illiquid Investments” is deleted in its entirety and replaced with the following:

•
Illiquid Investments — The Funds may not acquire any illiquid investment if, immediately after the acquisition, the Funds would have invested more than 15% of their net assets in illiquid investments. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Subsidiary will also limit its investment in illiquid investments to 15% of its net assets. In applying the illiquid investments restriction to the Funds, the Funds’ investments in the Subsidiaries are considered to be liquid.

The section of the Prospectuses entitled “Details About the Funds — A Further Discussion of Risk Factors — Principal Risks of the Funds’ Investment Strategies” is amended to add the following:

•
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•
Subsidiary Risk — By investing in the Subsidiaries, the Funds are indirectly exposed to the risks associated with the Subsidiaries’ investments. The commodity-related instruments held by the Subsidiaries are generally similar to those that are permitted to be held by the Funds and are subject to the same risks that apply to similar investments if held directly by the Funds (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiaries will be achieved. The Subsidiaries are not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, are not subject to all the investor protections of the Investment Company Act. However, the Funds wholly own and control the Subsidiaries, and the Funds and the Subsidiaries are both managed by BlackRock, making it unlikely that the Subsidiaries will take action contrary to the interests of the Funds and their shareholders. The Board has oversight responsibility for the investment activities of the Funds, including their investment in the Subsidiaries, and the Funds’ role as sole shareholder of the Subsidiaries. The Subsidiaries are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Funds, except that the Subsidiaries may invest without limitation in commodity-related instruments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to operate as described in this prospectus and the SAI and could adversely affect the Funds.

The section of the Prospectuses entitled “Details About the Funds — A Further Discussion of Risk Factors — Other Risks of Investing in the Funds — Illiquid Investments Risk” is deleted in its entirety and replaced with the following:

•
Illiquid Investments Risk — The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Subsidiary will also limit its investment in illiquid investments to 15% of its net assets. In applying the illiquid investments restriction to the Fund, the Fund’s investment in the Subsidiary is considered to be liquid. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to dispose of illiquid investments during periods when shareholders are redeeming or selling their shares or the Fund’s net assets otherwise shrink, the Fund will need to dispose of liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions or sales of Fund shares may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

The section of the Prospectuses entitled “Management of the Funds — Dividends, Distributions and Taxes” is amended to add the following:
The Subsidiaries themselves are not expected to be subject to U.S. federal income tax. They will, however, be considered controlled foreign corporations, and the Funds will be required to include as income annually amounts earned by the Subsidiaries during that year. Based on final regulations on which taxpayers may rely for taxable years beginning after September 28, 2016, the Funds anticipate treating the income and gain generated from their investments in the Subsidiaries as “qualifying income” for regulated investment company qualification purposes. Gains from the sales of investments by the Subsidiaries will not be eligible for capital gains treatment but instead will be treated as ordinary income when included in income by the Funds. Furthermore, the Funds will distribute net investment income, if any, and net realized capital gain, if any, at least annually, on such Subsidiaries’ income, whether or not the Subsidiaries make a distribution to the Funds during the taxable year.
Shareholders should retain this Supplement for future reference.
PRO-LPD-0926SUP